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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                March 16, 1999 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  000-20841                86-0721358
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated March 16, 1999 titled "Ugly Duckling Corporation Announces Reclassification of Cygnet Dealer Into Continuing Operations and Anticipated First Quarter Results."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER         DESCRIPTION
--------       -----------
99.1           Ugly  Duckling  Corporation  Press  Release  Dated March 16, 1999
               Titled "Ugly Duckling Corporation  Announces  Reclassification of
               Cygnet Dealer Into Continuing  Operations and  Anticipated  First
               Quarter Results"















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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                UGLY DUCKLING CORPORATION
                                                        (Registrant)



                                                By /s/ Ernest C. Garcia  II
                                                   -----------------------------
                                                         (Signature)



                                                Ernest C. Garcia II
                                                Chief Executive Officer


Date   March 16, 1999


































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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
- ------       -----------
99.1           Ugly Duckling  Corporation  Press Release Dated March 16, 1999
               Titled "Ugly Duckling Corporation  Announces  Reclassification of
               Cygnet Dealer Into Continuing  Operations and  Anticipated  First
               Quarter Results"